Guarantees, commitments and risks	12 Months Ended
Dec. 31, 2020
Guarantees, commitments and risks
Guarantees, commitments and risks

27 Guarantees, commitments and risks

Guarantees

(€ million)	December 31, 2020	December 31, 2019
Consolidated subsidiaries	4,758	4,323
Unconsolidated subsidiaries	176	197
Joint ventures and associates	3,800	4,075
Others	150	267
	8,884	8,862

Guarantees issued on behalf of consolidated subsidiaries of €4,758 million (€4,323 million at December 31, 2019) primarily consisted of guarantees given to third parties relating to bid bonds and performance bonds for    €3,209 million (€2,886 million at December 31,2019). At December 31, 2019, the underlying commitment issued on behalf of consolidated subsidiaries covered by such guarantees was €4,520 million (€4,013 million at December 31, 2019).

Guarantees issued on behalf of joint ventures and associates of  €3,800 million (€4,075 million at December 31, 2019) primarily consisted of: (i) unsecured guarantees and other guarantees for €1,533 million issued towards banks and other lending institutions in relation to loans and lines of credit received (€1,676 million at December 31, 2019), of which €1,304 million (€1,425 million at December 31, 2019) related to guarantees issued as part of the Coral development project  offshore Mozambique with respect to the financing agreements of the project with Export Credit Agencies and banks; (ii) guarantees given to third parties relating to bid bonds and performance bonds for €1,544 million (€1,661 million at December 31, 2019), of which €1,079 million (€1,168 million at December 31, 2019) related to guarantees issued towards the contractors who are building a floating vessel for gas liquefaction and exportation (FLNG) as part of the Coral development project offshore Mozambique; (iii) an unsecured guarantee of €499 million (same amount as of December 31, 2019) given by Eni SpA on behalf of the participated Saipem joint-venture to Treno Alta Velocità - TAV SpA (now RFI - Rete Ferroviaria Italiana SpA) for the proper and timely completion of a project for the construction of the Milan-Bologna fast track railway by the CEPAV (Consorzio Eni per l’Alta Velocità) Uno; (iv) a guarantee issued in favor of Gulf LNG Energy and Gulf LNG Pipeline and on behalf of Angola LNG Supply Service Llc (Eni’s interest 13.60%) to cover contractual commitments of paying re-gasification fees for €165 million (€181 million at December 31, 2019). At December 31, 2020, the underlying commitment issued on behalf of joint ventures and associates covered by such guarantees was €1,898 million (€2,109 million at December 31, 2019).

Guarantees issued on behalf of third parties of €150 million (€267 million at December 31, 2019) related for €145 million (€158 million at December 31, 2019) to the share of the guarantee attributable to the State oil Company of Mozambique ENH, which was assumed by Eni in favor of the consortium financing the construction of the Coral project FLNG vessel. At December 31, 2020, the underlying commitment issued on behalf of third parties covered by such guarantees was €87 million (€80 million at December 31, 2019).

As provided by the contract that regulates the petroleum activities in Area 4 offshore Mozambique, Eni SpA in its capacity as parent company of the operator Mozambique Rovuma Venture SpA has provided concurrently with the approval of the development plan of the reserves which are located exclusively within the concession area, an irrevocable and unconditional parent company guarantee in respect of any possible claims or any contractual breaches in connection with the petroleum activities to be carried out in the contractual area, including those activities in charge of the special purpose entities like Coral FLNG SA, to the benefit of the Government of Mozambique and third parties. The obligations of the guarantor towards the Government of Mozambique are unlimited (non-quantifiable commitments), whereas they provide a maximum liability of €1,223 million in respect of third-parties claims. This guarantee will be effective until the completion of any decommissioning activity related to both the development plan of Coral as well as any development plan to be executed within Area 4 (particularly the Mamba project). This parent company guarantee issued by Eni covering 100% of the aforementioned obligations was taken over by the other concessionaires (Kogas, Galp and ENH) and by ExxonMobil and CNPC shareholders of the joint operation Mozambico Rovuma Venture SpA, in proportion to their respective participating interest in Area 4.

Commitments and risks

(€ million)	December 31, 2020	December 31, 2019
Commitments	69,998	74,338
Risks	600	676
	70,598	75,014

Commitments related to: (i) parent company guarantees that were issued in connection with certain contractual commitments for hydrocarbon exploration and production activities and quantified, based on the capital expenditures to be incurred, to be €64,294 million (€65,374 million at December 31, 2019). The decrease of €1,080 million was primarily determined by negative exchange rate differences; (ii) a parent company guarantee of €3,260 million (€6,527 million at December 31, 2019) given on behalf of Eni Abu Dhabi Refining & Trading BV following the Share Purchase Agreement to acquire from Abu Dhabi National Oil Company (ADNOC) a 20% equity interest in ADNOC Refining and the set-up of ADNOC Global Trading Ltd dedicated to marketing petroleum products. The decrease of €3,267 million related to the extinction of the  parent company guarantee, issued to guarantee the obligations under the Share Purchase Agreement,following the payment of the deferred consideration amounting to €73 million. The parent company guarantee still outstanding  has been issued to guarantee the obligations set out in the Shareholders Agreements and will remain in force as long as the investment is maintained; (iii) commitments assumed by Eni USA Gas Marketing Llc towards Angola LNG Supply Service Llc for the purchase of volumes of re-gasified gas at the Pascagoula plant (United States) over a twenty-year period (until 2031). The expected commitments were estimated at €1,672 million (€1,978 million at December 31, 2019) and have been included in off-balance sheet contractual commitments in the table “Future payments under contractual obligations” in the paragraph Liquidity risk. However, since the project has been abandoned by the partners, Eni does not expect to make any payment under those contractual obligations. In 2018, the contractual commitment signed in December 2007 between Eni USA Gas Marketing Llc and Gulf LNG Energy Llc (GLE) and Gulf LNG Pipeline Llc (GLP) for the purchase of long-term regasification and transport services (until 2031) amounting at December 31, 2017 to €948 million (undiscounted) ceased due to an arbitration ruling. The jurors established that the commitment was resolved by March 1, 2016 and recognized to the counterparty an equitable compensation of €324 million. Despite the ruling of the arbitration court invalidating the contract, GLE and GLP filed a claim with the Supreme Court of New York against Eni SpA demanding the enforcement of the parent company guarantee issued by Eni for the payment of the regasification fees until the original due date of the contract (2031) for a maximum amount of €757 million. Eni believes that the claims by GLE and GLP have no merit and is defending the action; (iv) the commitment to purchase of a 20% stake of the project relating to the Dogger Bank (A and B) wind facility in the North Sea for €451 million; (v) the commitment to purchase the remaining 60% stake of Finproject SpA, a company engaged in the compounding sector for €150 million; (vi) a memorandum of intent signed with the Basilicata Region, whereby Eni has agreed to invest €108 million (€114 million at December 31, 2019) in the future, also on account of Shell Italia E&P SpA, in connection with Eni’s development plan of oilfields in Val d’Agri. The commitment has been included in the off-balance sheet contractual commitments in the following paragraph “Liquidity risk”.

Risks relate to potential risks associated with: (i) contractual assurances given to acquirers of certain investments and businesses of Eni for €230 million (€248 million at December 31, 2019); (ii) assets of third parties under the custody of Eni for €370 million (€428 million at December 31, 2019).

Other commitments and risks

A parent company guarantee was issued on behalf of Cardón IV SA (Eni’s interest 50%), a joint venture operating the Perla gas field located in Venezuela, for the supply to PDVSA GAS of the volumes of gas produced by the field until the end of the concession agreement (2036). This guarantee cannot be quantified because the penalty clause for unilateral anticipated resolution originally set for Eni and the relevant quantification became ineffective due to a revision of the contractual terms. In case of failure on part of the operator to deliver the contractual gas volumes out of production, the claim under the guarantee will be determined by applying the local legislation. Eni’s share (50%) of the contractual volumes of gas to be delivered to PDVSA GAS amounted to a total of around €12 billion. Notwithstanding this amount does not properly represent the guarantee exposure, nonetheless such amount represents the maximum financial exposure at risk for Eni. A similar guarantee was issued by PDVSA on behalf of Eni for the fulfillment of the purchase commitments of the gas volumes by PDVSA GAS.

Other commitments include the agreements entered into for forestry initiatives, implemented within the low carbon strategy defined by the Company,concerning the commitments for the purchase, until 2038,of carbon credits produced and certified according to international standards by subjects specialized in forest conservation programs.

Eni is liable for certain non-quantifiable risks related to contractual guarantees given to acquirers of certain Eni assets, including businesses and investments, against certain contingent liabilities deriving from tax, social security contributions, environmental issues and other matters applicable to periods during which such assets were operated by Eni. Eni believes such matters will not have a material adverse effect on Eni’s results of operations and cash flow.

Risk factors

The following is the description of financial risks and their management and control. With reference to the issues related to credit risk, the parameters adopted for the determination of expected losses and, in particular, the estimates of the probability of default and the loss given default have been updated to take into account the impacts of COVID-19 and its related effects on the economic context and the degree of solvency of Eni's counterparts.

The crisis in energy consumption connected to lockdown measures adopted by the governments around the world to contain the spread of the pandemic and the consequent collapse in hydrocarbon prices have led to a significant contraction in Eni's operating cash flows. Management has adopted all the necessary actions to protect the liquidity and the capital ratios of the Company by reducing costs and investments, by updating the shareholders' remuneration policy and by recurring to capital market as described in the section Impact of COVID-19 pandemic of the Management Report, to which reference is made. As of December 31, 2020, the Company retains liquidity reserves that management deems enough to meet the financial obligations due in the next eighteen months.

No significant effects were reported on hedging transactions connected to the impacts of COVID-19 on the economic context.

Financial risks

Financial risks are managed in respect of guidelines issued by the Board of Directors of Eni SpA in its role of directing and setting the risk limits, targeting to align and centrally coordinate Group companies’ policies on financial risks (“Guidelines on financial risks management and control”). The “Guidelines” define for each financial risk the key components of the management and control process, such as the aim of the risk management, the valuation methodology, the structure of limits, the relationship model and the hedging and mitigation instruments.

Market risk

Market risk is the possibility that changes in currency exchange rates, interest rates or commodity prices will adversely affect the value of the Group’s financial assets, liabilities or expected future cash flows. The Company actively manages market risk in accordance with a set of policies and guidelines that provide a centralized model of handling finance, treasury and risk management transactions based on the Company’s departments of operational finance: the parent company’s (Eni SpA) finance department, Eni Finance International SA, Eni Finance USA Inc and Banque Eni SA, which is subject to certain bank regulatory restrictions preventing the Group’s exposure to concentrations of credit risk, and Eni Trading & Shipping that is in charge to execute certain activities relating to commodity derivatives. In particular, Eni Corporate finance department, Eni Finance International SA and Eni Finance USA Inc manage subsidiaries’ financing requirements in and outside Italy and in the United States of America, respectively, covering funding requirements and using available surpluses. All transactions concerning currencies and derivative contracts on interest rates and currencies different from commodities are managed by the parent company, while Eni Trading & Shipping SpA executes the negotiation of commodity derivatives over the market. Eni SpA and Eni Trading & Shipping SpA (also through its subsidiary Eni Trading & Shipping Inc) perform trading activities in financial derivatives on external trading venues, such as European and non-European regulated markets, Multilateral Trading Facility (MTF), Organized Trading Facility (OTF), or similar and brokerage platforms (i.e. SEF), and over the counter on a bilateral basis with external counterparties. Other legal entities belonging to Eni that require financial derivatives enter into these transactions through Eni Trading & Shipping and Eni SpA based on the relevant asset class expertise. Eni uses derivative financial instruments (derivatives) in order to minimize exposure to market risks related to fluctuations in exchange rates relating to those transactions denominated in a currency other than the functional currency (the euro) and interest rates, as well as to optimize exposure to commodity prices fluctuations taking into account the currency in which commodities are quoted. Eni monitors every activity in derivatives classified as risk-reducing (in particular, back-to-back activities, flow hedging activities, asset-backed hedging activities and portfolio-management activities) directly or indirectly related to covered industrial assets, so as to effectively optimize the risk profile to which Eni is exposed or could be exposed. If the result of the monitoring shows those derivatives should not be considered as risk reducing, these derivatives are reclassified in proprietary trading. As proprietary trading is considered separately from the other activities in specific portfolios of Eni Trading & Shipping, its exposure is subject to specific controls, both in terms of Value at Risk (VaR) and stop loss and in terms of nominal gross value. For Eni, the gross nominal value of proprietary trading activities is compared with the limits set by the relevant international standards. The framework defined by Eni’s policies and guidelines provides that the valuation and control of market risk is performed on the basis of maximum tolerable levels of risk exposure defined in terms of: (i) limits of stop loss, which expresses the maximum tolerable amount of losses associated with a certain portfolio of assets over a pre-defined time horizon; (ii) limits of revision strategy, which consist in the triggering of a revision process of the strategy in the event of exceeding the level of profit and loss given; and (iii) VaR which measures the maximum potential loss of the portfolio, given a certain confidence level and holding period, assuming adverse changes in market variables and taking into account the correlation among the different positions held in the portfolio. Eni’s finance department defines the maximum tolerable levels of risk exposure to changes in interest rates and foreign currency exchange rates in terms of VaR, pooling Group companies’ risk positions maximizing, when possible, the benefits of the netting activity. Eni’s calculation and valuation techniques for interest rate and foreign currency exchange rate risks are in accordance with banking standards, as established by the Basel Committee for bank activities surveillance. Tolerable levels of risk are based on a conservative approach, considering the industrial nature of the Company. Eni’s guidelines prescribe that Eni Group companies minimize such kinds of market risks by transferring risk exposure to the parent company finance department. Eni’s guidelines define rules to manage the commodity risk aiming at optimizing core activities and pursuing preset targets of stabilizing industrial and commercial margins. The maximum tolerable level of risk exposure is defined in terms of VaR, limits of revision strategy, stop loss and volumes in connection with exposure deriving from commercial activities, as well as exposure deriving from proprietary trading, exclusively managed by Eni Trading & Shipping. Internal mandates to manage the commodity risk provide for a mechanism of allocation of the Group maximum tolerable risk level to each business unit. In this framework, Eni Trading & Shipping, in addition to managing risk exposure associated with its own commercial activity and proprietary trading, pools the requests for negotiating commodity derivatives and executes them in the marketplace.

According to the targets of financial structure included in the financial plan approved by the Board of Directors, Eni decided to retain a cash reserve to face any extraordinary requirement. Eni’s finance department, with the aim of optimizing the efficiency and ensuring maximum protection of capital, manages such reserve and its immediate liquidity within the limits assigned. The management of strategic cash is part of the asset management pursued through transactions on own risk in view of optimizing financial returns, while respecting authorized risk levels, safeguarding the Company’s assets and retaining quick access to liquidity.

The four different market risks, whose management and control have been summarized above, are described below.

Market risk - Exchange rate

Exchange rate risk derives from the fact that Eni’s operations are conducted in currencies other than euro (mainly U.S. dollar). Revenues and expenses denominated in foreign currencies may be significantly affected by exchange rate fluctuations due to conversion differences on single transactions arising from the time lag existing between execution and definition of relevant contractual terms (economic risk) and conversion of foreign currency-denominated trade and financing payables and receivables (transactional risk). Exchange rate fluctuations affect the Group’s reported results and net equity as financial statements of subsidiaries denominated in currencies other than euro are translated from their functional currency into euro. Generally, an appreciation of U.S. dollar versus euro has a positive impact on Eni’s results of operations, and vice versa. Eni’s foreign exchange risk management policy is to minimize transactional exposures arising from foreign currency movements and to optimize exposures arising from commodity risk. Eni does not undertake any hedging activity for risks deriving from the translation of foreign currency denominated profits or assets and liabilities of subsidiaries, which prepare financial statements in a currency other than euro, except for single transactions to be evaluated on a case-by-case basis. Effective management of exchange rate risk is performed within Eni’s finance departments, which pool Group companies’ positions, hedging the Group net exposure by using certain derivatives, such as currency swaps, forwards and options. Such derivatives are evaluated at fair value based on market prices provided by specialized info-providers. Changes in fair value of those derivatives are normally recognized through profit and loss, as they do not meet the formal criteria to be recognized as hedges. The VaR techniques are based on variance/covariance simulation models and are used to monitor the risk exposure arising from possible future changes in market values over a 24‑hour period within a 99% confidence level and a 20‑day holding period.

Market risk - Interest rate

Changes in interest rates affect the market value of financial assets and liabilities of the Company and the level of finance charges. Eni’s interest rate risk management policy is to minimize risk with the aim to achieve financial structure objectives defined and approved in management’s finance plans. The Group’s central departments pool borrowing requirements of the Group companies in order to manage net positions and fund portfolio developments consistent with management plans, thereby maintaining a level of risk exposure within prescribed limits. Eni enters into interest rate derivative transactions, in particular interest rate swaps, to manage effectively the balance between fixed and floating rate debt. Such derivatives are evaluated at fair value based on market prices provided from specialized sources. VaR deriving from interest rate exposure is measured daily based on a variance/covariance model, with a 99% confidence level and a 20‑day holding period.

Market risk - Commodity

Eni’s results of operations are affected by changes in the prices of commodities. The commodity price risk arises in connection with the following exposures: (i) strategic exposure: exposures directly identified by the Board of Directors as a result of strategic investment decisions or outside the planning horizon of risk management. These exposures include those associated with the program for the production of proved and unproved oil&gas reserves, long-term gas supply contracts for the portion not balanced by ongoing or highly probable sale contracts, refining margins identified by the Board of Directors of strategic nature (the remaining volumes can be allocated to the active management of the margin or to asset-backed hedging activities) and minimum compulsory stocks; (ii) commercial exposure: includes the exposures related to the components underlying the contractual arrangements of industrial and commercial activities and, if related to take-or-pay commitments to purchase natural gas, to the components related to the time horizon of the four-year plan and budget and the relevant activities of risk management. Commercial exposures are characterized by a systematic risk management activity conducted based on risk/return assumptions by implementing one or more strategies and subjected to specific risk limits (VaR, revision strategy limits and stop loss). In particular, the commercial exposures include exposures subjected to asset-backed hedging activities, arising from the flexibility/optionality of assets; and (iii) proprietary trading exposure: includes operations independently conducted for profit purposes in the short term, and normally not for the purpose of delivery, both within the commodity and financial markets, with the aim to obtain a profit upon the occurrence of a favorable result in the market, in accordance with specific limits of authorized risk (VaR, stop loss). Origination activities are included in the proprietary trading exposures, if not connected to contractual or physical assets.

Strategic risk is not subject to systematic activity of management/coverage that is eventually carried out only in case of specific market or business conditions. Because of the extraordinary nature, hedging activities related to strategic risks are delegated to the top management. Strategic risk is subject to measuring and monitoring but is not subject to specific risk limits. If previously authorized by the Board of Directors, exposures related to strategic risk can be used in combination with other commercial exposures in order to exploit opportunities for natural compensation between the risks (natural hedge) and consequently reduce the use of derivatives (by activating logics of internal market). Eni manages exposure to commodity price risk arising in normal trading and commercial activities in view of achieving stable economic results. Eni manages the commodity risk through the trading unit of Eni Trading & Shipping and the exposure to commodity prices through the Group’s finance departments by using derivatives traded on the organized markets MTF, OTF and derivatives traded over the counter (swaps, forward, contracts for differences and options on commodities) with the underlying commodities being crude oil, gas, refined products, power or emission certificates. Such derivatives are valued at fair value based on market prices provided from specialized sources or, absent market prices, on the basis of estimates provided by brokers or suitable valuation techniques. VaR deriving from commodity exposure is measured daily based on a historical simulation technique, with a 95% confidence level and a one-day holding period.

Market risk - Strategic liquidity

Market risk deriving from liquidity management is identified as the possibility that changes in prices of financial instruments (bonds, money market instruments and mutual funds) would affect the value of these instruments when valued at fair value. The setting up and maintenance of the liquidity reserve is mainly aimed to guarantee a proper financial flexibility. Liquidity should allow Eni to fund any extraordinary need (such as difficulty in access to credit, exogenous shock, macroeconomic environment, as well as merger and acquisitions) and must be dimensioned to provide a coverage of short-term debts and a coverage of medium and long-term finance debts due within a time horizon of 24 months. In order to manage the investment activity of the strategic liquidity, Eni defined a specific investment policy with aims and constraints in terms of financial activities and operational boundaries, as well as governance guidelines regulating management and control systems. In particular, strategic liquidity management is regulated in terms of VaR (measured based on a parametrical methodology with a one-day holding period and a 99% confidence level), stop loss and other operating limits in terms of concentration, issuing entity, business segment, country of emission, duration, ratings and type of investing instruments in portfolio, aimed to minimize market and liquidity risks. Financial leverage or short selling is not allowed. Activities in terms of strategic liquidity management started in the second half of the year 2013 (Euro portfolio) and throughout the course of the year 2017 (U.S. dollar portfolio). In 2020, the Euro investment portfolio has maintained an average credit rating of A-/BBB+, whereas the USD investment portfolio has maintained an average credit rating of A+/A, both in line with the year 2019.

The following tables show amounts in terms of VaR, recorded in 2020 (compared with 2019) relating to interest rate and exchange rate risks in the first section and commodity risk. Regarding the management of strategic liquidity, the sensitivity to changes of interest rate is expressed by values of “Dollar value per Basis Point” (DVBP).

(Value at risk - parametric method variance/covariance; holding period: 20 days; confidence level: 99%)

	2020				2019
(€ million)	High	Low	Average	At year end	High	Low	Average	At year end
Interest rate(a)	7.39	1.18	2.93	1.34	5.19	2.44	3.80	3.00
Exchange rate(a)	0.48	0.10	0.28	0.18	0.41	0.07	0.17	0.15
(a)

Value at risk deriving from interest and exchange rates exposures include the following finance departments: Eni Corporate Finance Department, Eni Finance International SA, Banque Eni SA and Eni Finance USA Inc.

(Value at risk — Historic simulation method; holding period: 1 day; confidence level: 95%)

	2020				2019
(€ million)	High	Low	Average	At year end	High	Low	Average	At year end
Commercial exposures – Management Portfolio(a)	16.10	3.02	8.50	3.02	23.03	7.74	11.22	9.11
Trading (b)	1.57	0.10	0.52	0.25	1.60	0.25	0.51	0.31
(a)

Refers to the Gas & LNG Marketing Power business line (risk exposure from Refining & Marketing business line and Global Gas & LNG Portfolio), Eni Trading & Shipping commercial portfolio, operating branches outside Italy pertaining to the Divisions and from October 2016 the Gas e Luce business line. For the Global Gas & LNG Portfolio business lines, following the approval of the Eni’s Board of Directors on December 12, 2013, VaR is calculated on the so-called Statutory view, with a time horizon that coincides with the year considering all the volumes delivered in the year and the relevant financial hedging derivatives. Consequently, during the year the VaR pertaining to GGP and EGL presents a decreasing trend following the progressive reaching of the maturity of the positions within the annual horizon.

(b)	Cross-commodity proprietary trading, both for commodity contracts and financial derivatives, refers to Eni Trading & Shipping SpA (London-Bruxelles-Singapore) and Eni Trading & Shipping Inc (Houston).

(Sensitivity — Dollar value of 1 basis point — DVBP)

	2020				2019
(€ million)	High	Low	Average	At year end	High	Low	Average	At year end
Strategic liquidity(a)	0.37	0.29	0.32	0.30	0.37	0.31	0.35	0.33
(a)	Management of strategic liquidity portfolio starting from July 2013.

(Sensitivity — Dollar value of 1 basis point — DVBP)

	2020				2019
($ million)	High	Low	Average	At year end	High	Low	Average	At year end
Strategic liquidity(a)	0.07	0.03	0.05	0.05	0.05	0.02	0.04	0.05
(a)	Management of strategic liquidity portfolio in $ currency starting from August 2017.

Credit risk

Credit risk is the potential exposure of the Group to losses in case counterparties fail to perform or pay amounts due. Eni defined credit risk management policies consistent with the nature and characteristics of the counterparties of commercial and financial transactions regarding the centralized finance model. The Company adopted a model to quantify and control the credit risk based on the evaluation of the expected loss which represents the probability of default and the capacity to recover credits in default that is estimated through the so-called Loss Given Default. In the credit risk management and control model, credit exposures are distinguished by commercial nature, in relation to sales contracts on commodities related to Eni’s businesses, and by financial nature, in relation to the financial instruments used by Eni, such as deposits, derivatives and securities.

Credit risk for commercial exposures

Credit risk arising from commercial counterparties is managed by the business units and by the specialized corporate finance and dedicated administration departments and is operated based on formal procedures for the assessment of commercial counterparties, the monitoring of credit exposures, credit recovery activities and disputes. The credit worthiness of businesses and large clients is assessed through an internal rating model that combines different default factors deriving from economic variables, financial indicators, payment experiences and information from specialized primary info providers. The probability of default related to State Entities or their closely related counterparties (e.g. National Oil Company), essentially represented by the probability of late payments, is determined by using the country risk premiums adopted for the purposes of the determination of the WACCs for the impairment of non-financial assets. Furthermore, for retail positions without specific ratings, risk is determined by distinguishing customers in homogeneous risk clusters based on historical series of data relating to payments, periodically updated.

Credit risk for financial exposures

With regard to credit risk arising from financial counterparties deriving from current and strategic use of liquidity, derivative contracts and transactions with underlying financial assets valued at fair value, Eni has established internal policies providing exposure control and concentration through maximum credit risk limits corresponding to different classes of financial counterparties defined by the Company’s Board of Directors and based on ratings provided for by primary credit rating agencies. Credit risk arising from financial counterparties is managed by the Eni's operating finance departments and Eni’s subsidiary Eni Trading & Shipping which specifically engages in commodity derivatives transactions and by Group companies and business units, only in the case of physical transactions with financial counterparties consistently with the Group centralized finance model. Eligible financial counterparties are closely monitored by each counterpart and by group of belonging to check exposures against the limits assigned daily and the expected loss analysis and the concentration periodically.

Liquidity risk

Liquidity risk is the risk that suitable sources of funding for the Group may not be available, or the Group is unable to sell its assets in the marketplace in order to meet short-term finance requirements and to settle obligations. Such a situation would negatively affect Group results, as it would result in the Company incurring higher borrowing expenses to meet its obligations or under the worst of conditions the inability of the Company to continue as a going concern. Eni’s risk management targets include the maintaining of an adequate level of liquidity readily available to deal with external shocks (drastic changes in the scenario, restrictions on access to capital markets, etc.) or to ensure an adequate level of operational flexibility for the development programs of the Company. The strategic liquidity reserve is employed in short-term marketable financial assets, favoring investments with very low risk profile.

At present, the Group believes to have access to sufficient funding to meet the current foreseeable borrowing requirements due to available cash on hand financial assets and lines of credit and the access to a wide range of funding opportunities which we believe we can activate at competitive costs through the credit system and the capital markets.

Eni has in place a program for the issuance of Euro Medium Term Notes up to €20 billion, of which about €16.3 billion were drawn as of December 31, 2020 (€13.9 billion by Eni SpA).

The Group has credit ratings of A- outlook negative and A‑2, respectively, for long and short-term debt, assigned by Standard & Poor’s; Baa1 outlook stable and P‑2, respectively, for long and short-term debt, assigned by Moody’s; A- outlook stable and F1, respectively for long and short-term debt, assigned by Fitch. Eni’s credit rating is linked in addition to the Company’s industrial fundamentals and trends in the trading environment to the sovereign credit rating of Italy. Based on the methodologies used by the credit rating agencies, a downgrade of Italy’s credit rating may trigger a potential knock-on effect on the credit rating of Italian issuers such as Eni. During 2020, the rating of Eni remained unchanged.

As part of the Euro Medium Term Notes program, in 2020 the Company issued bonds for €3.5 billion (€3.0 billion by Eni SpA).

In October 2020, Eni placed two euro-denominated perpetual subordinated hybrid bond issues for an aggregate nominal amount of €3 billion. These are perpetual instruments with an early repayment option in favor of the issuer and classified as equity items. The rating agencies assigned to the bonds the following ratings Baa3 / BBB / BBB (Moody's / S&P / Fitch) and an “equity credit” of 50%.

As of December 31, 2020, Eni maintained short-term uncommitted unused borrowing facilities of €7,183 million. Committed unused borrowing facilities amounted to €5,295 million, of which €4,750 million due beyond 12 months. These facilities bore interest rates and fees for unused facilities that reflected prevailing market conditions.

Expected payments for liabilities, trade and other payables

The tables below summarize the Group main contractual obligations for finance debt and lease liability repayments, including expected payments for interest charges and derivatives.

	Maturity year
						2026 and
(€ million)	2021	2022	2023	2024	2025	thereafter	Total
December 31, 2020
Non-current financial liabilities (including the current portion)	1,697	1,518	3,469	2,049	2,730	12,232	23,695
Current financial liabilities	2,882						2,882
Lease liabilities	815	593	503	442	413	2,218	4,984
Fair value of derivative instruments	1,609	26	13	50		73	1,771
	7,003	2,137	3,985	2,541	3,143	14,523	33,332
Interest on finance debt	502	473	461	387	360	1,164	3,347
Interest on lease liabilities	295	252	219	192	165	748	1,871
	797	725	680	579	525	1,912	5,218
Financial guarantees	1,072						1,072

	Maturity year
						2025 and
(€ million)	2020	2021	2022	2023	2024	thereafter	Total
December 31, 2019
Non-current financial liabilities (including the current portion)	2,908	1,704	1,259	2,743	1,785	11,521	21,920
Current financial liabilities	2,452						2,452
Lease liabilities	884	632	487	434	424	2,761	5,622
Fair value of derivative instruments	2,704	2	14			34	2,754
	8,948	2,338	1,760	3,177	2,209	14,316	32,748
Interest on finance debt	594	452	353	342	269	1,667	3,677
Interest on lease liabilities	341	302	263	233	206	1,015	2,360
	935	754	616	575	475	2,682	6,037
Financial guarantees	926						926

Liabilities for leased assets including related interest for €2,429 million (€2,953 million at December 31, 2019) pertained to the share of joint operators participating in unincorporated ventures operated by Eni which will be recovered through a partner-billing process.

The table below presents the timing of the expenditures for trade and other payables.

	Maturity year
			2026 and
(€ million)	2021	2022 – 2025	thereafter	Total
December 31, 2020
Trade payables	8,679			8,679
Other payables and advances	4,257	111	94	4,462
	12,936	111	94	13,141

	Maturity year
			2025 and
(€ million)	2020	2021 – 2024	thereafter	Total
December 31, 2019
Trade payables	10,480			10,480
Other payables and advances	5,065	54	100	5,219
	15,545	54	100	15,699

Expected payments under contractual obligations[28]

In addition to lease, financial, trade and other liabilities represented in the balance sheet, the Company is subject to non-cancellable contractual obligations or obligations, the cancellation of which requires the payment of a penalty. These obligations will require cash settlements in future reporting periods. These liabilities are valued based on the net cost for the company to fulfill the contract, which consists of the lowest amount between the costs for the fulfillment of the contractual obligation and the contractual compensation/penalty in the event of non-performance.

The Company’s main contractual obligations at the balance sheet date comprise take-or-pay clauses contained in the Company’s gas supply contracts or shipping arrangements, whereby the Company obligations consist of off-taking minimum quantities of product or service or, in case of failure, paying the corresponding cash amount that entitles the Company the right to collect the product or the service in future years. Future obligations in connection with these contracts were calculated by applying the forecasted prices of energy or services included in the four-year business plan approved by the Company’s Board of Directors.

The table below summarizes the Group principal contractual obligations as of the balance sheet date, shown on an undiscounted basis.  Amounts expected to be paid in 2021 for decomissioning oil&gas assets and for environmental clean-up and remediation are based on management’s estimates and do not represent financial obligations at the closing date.

	Maturity year
						2026 and
(€ million)	2021	2022	2023	2024	2025	thereafter	Total
Decommissioning liabilities(a)	400	237	202	425	276	10,433	11,973
Environmental liabilities	383	323	267	255	196	839	2,263
Purchase obligations(b)	8,041	7,644	7,342	8,150	8,613	63,864	103,654
- Gas
. take-or-pay contracts	6,196	6,852	6,809	7,691	8,392	63,477	99,417
. ship-or-pay contracts	893	519	480	439	212	359	2,902
- Other purchase obligations	952	273	53	20	9	28	1,335
Other obligations	2					106	108
- Memorandum of intent - Val d’Agri	2					106	108
Total	8,826	8,204	7,811	8,830	9,085	75,242	117,998

[28]     Contractual obligations related to employee benefits are indicated in note 21 - Provisions for employee benefits.

(a)	Represents the estimated future costs for the decommissioning of oil and natural gas production facilities at the end of the producing lives of fields, well-plugging, abandonment and site restoration.
(b)	Represents any agreement to purchase goods or services that is enforceable and legally binding and that specifies all significant terms.

Capital investment and capital expenditure commitments

In the next four years, Eni expects capital investments and capital expenditures of €26.9 billion. The table below summarizes Eni's capital expenditure commitments for property, plant and equipment and capital projects. Capital expenditure is considered to be committed when the project has received the appropriate level of internal management approval. At this stage, procurement contracts to execute those projects have already been awarded or are being awarded to third parties.

The amounts shown in the table below include committed expenditures to execute certain environmental projects.

	Maturity year
					2025 and
(€ million)	2021	2022	2023	2024	thereafter	Total
Committed projects	4,264	3,983	2,890	2,204	1,334	14,675

Other information about financial instruments

	2020			2019
		Finance income (expense)			Finance income (expense)
		recognized in			recognized in
		Profit			Profit
	Carrying	and loss		Carrying	and loss
(€ million)	amount	account	OCI	amount	account	OCI
Financial instruments at fair value with effects recognized in profit and loss account
Financial assets held for trading(a)	5,502	31		6,760	127
Non-hedging and trading derivatives(b)	(19)	(415)		(125)	273
Other investments valued at fair value(c)	957	150	24	929	247	(3)
Receivables and payables and other assets/liabilities valued at amortized cost
Trade receivables and other(d)	10,955	(213)		12,926	(409)
Financing receivables(e)	1,207	99		1,503	110
Securities(a)	55			55
Trade payables and other(a)	13,141	(31)		15,699	33
Financing payables(f)	26,686	(632)		24,518	(802)
Net assets (liabilities) for hedging derivatives(g)	(52)	(941)	661	(2)	(739)	(679)
(a)	Income or expense were recognized in the profit and loss account within "Finance income (expense)".
(b)

In the profit and loss account, economic effects were recognized as expense within "Other operating income (loss)" for €766 million (income for €287 million in 2019) and as income within "Finance income (expense)" for €351 million (loss for €14 million in 2019).

(c)	Income or expense were recognized in the profit and loss account within "Income (expense) from investments - Dividends".
(d)

Income or expense were recognized in the profit and loss account as net impairment losses within "Net (impairment losses) reversal of trade and other receivables" for €226 million (net impairment losses for €432 million in 2019) and as income within "Finance income (expense)" for €13 million (income for €23 million in 2019), including interest income calculated on the basis of the effective interest rate of €22 million (interest income for €26 million in 2019).

(e)

In the profit and loss account, income or expense were recognized as income within "Finance income (expense)", including interest income calculated on the basis of the effective interest rate of €92 million (income for €99 million in 2019) and net impairment losses for €1 million (net revaluations for €4 million in 2019).

(f)

In the profit and loss account, income or expense were recognized as expense within "Finance income (expense)", including interest expense calculated on the basis of the effective interest rate of €531 million (interest expense for €647 million in 2019).

(g)	In the profit and loss account, income or expense were recognized within "Sales from operations" and "Purchase, services and other".

Disclosures about the offsetting of financial instruments

		Gross amount
		of financial
	Gross amount	assets and	Net amount of
	of financial	liabilities	financial
	assets and	subject to	assets and
(€ million)	liabilities	offsetting	liabilities
December 31, 2020
Financial assets
Trade and other receivables	11,681	755	10,926
Other current assets	3,719	1,033	2,686
Financial liabilities
Trade and other liabilities	13,691	755	12,936
Other current liabilities	5,905	1,033	4,872
December 31, 2019
Financial assets
Trade and other receivables	13,773	900	12,873
Other current assets	4,584	612	3,972
Financial liabilities
Trade and other liabilities	16,445	900	15,545
Other current liabilities	7,758	612	7,146

The offsetting of financial assets and liabilities related to the offsetting of: (i) receivables and payables pertaining to the Exploration & Production segment towards state entities for €753 million (€713 million at December 31, 2019) and trade receivables and trade payables pertaining to Eni Trading & Shipping Inc for €2 million (€187 million at December 31, 2019); and (ii) other assets and liabilities for current financial derivatives of €1,033 million (€612 million at December 31, 2019).

Legal Proceedings

Eni is a party in a number of civil actions and administrative arbitral and other judicial proceedings arising in the ordinary course of business. Based on information available to date, and taking into account the existing risk provisions disclosed in note 20 — Provisions and that in some instances it is not possible to make a reliable estimate of contingency losses, Eni believes that the foregoing will likely not have a material adverse effect on the Group Consolidated Financial Statements.

In addition to proceedings arising in the ordinary course of business referred to above, Eni is party to other proceedings, and a description of the most significant proceedings currently pending is provided in the following paragraphs. Generally and unless otherwise indicated, these legal proceedings have not been provisioned because Eni believes a negative outcome to be unlikely or because the amount of the provision cannot be estimated reliably.

1. Environment, health and safety

1.1 Criminal proceedings in the matters of environment, health and safety

(i)Eni Rewind SpA (company incorporating EniChem Agricoltura SpA — Agricoltura SpA in liquidation — EniChem Augusta Industriale Srl — Fosfotec Srl) — Proceeding about the industrial site of Crotone. In 2010 a criminal proceeding started before the Public Prosecutor of Crotone relating to allegations of environmental disaster, poisoning of substances used in the food chain and omitted clean-up due to the activity at a landfill site which was taken over by Eni in 1991. Subsequently to Eni's takeover, any activity for waste conferral was stopped. The defendants are certain managers of Eni Group companies, that have managed the landfill since 1991. The Municipality of Crotone is acting as plaintiff. In March 2019, the public prosecutor requested the acquittal of all defendants. The proceeding is ongoing.  In April 2017, the Public Prosecutor of Crotone started another criminal proceeding concerning the clean-up of the area called “Farina Trappeto”. Despite the prosecuting PM asked the acquittal of all the defendants, on January 17, 2020, the GUP asked the PM to modify the charges in order to better specify modalities and timing of each disputed conduct. At the preliminary hearing on July 1, 2020, the GUP acquitted all the defendants, some for not having committed the alleged crime and others for prescription. The  Company therefore decided to appeal against the sentence, in order to obtain an acquittal on the merits also in relation to the positions of the former managers of the Eni Group acquitted due to prescription.

(ii)Eni Rewind SpA – Crotone omitted clean-up. In April 2017, a further criminal case was opened by the Crotone prosecutor's office on the reclamation activities of the Crotone site as a whole. Meanwhile, in the first half of 2018, the new clean-up project presented by the Company was deemed feasible by the Ministry of the Environment. Pending the decisions of the Public Prosecutor, a defense brief was filed to summarize the activity carried out by the subsidiary Eni Rewind (former Syndial SpA) in terms of reclamation, pointing to willingness of executing a decisive plan of action, and to obtain the dismissal of the criminal proceedings. On March 3, 2020, the Ministerial Decree approving the POB Phase 2 was issued.

(iii)Eni Rewind SpA and Versalis SpA – Porto Torres – Prosecuting body: Public Prosecutor of Sassari. In 2011, the Public Prosecutor of Sassari (Sardinia) determined that a manager responsible for plant operations at the site of Porto Torres should stand trial for alleged environmental disaster and poisoning of water and substances destined for food. The Province of Sassari, the Municipality of Porto Torres and other entities have been involved in the proceedings as civil parties seeking damages. In 2013, the Prosecutor of Sassari requested a new indictment for negligent behavior, replacing the previous allegation of willful conduct. The Third Instance Court has denied a motion to terminate the proceedings. The Public Prosecutor has re-submitted a request that the defendants would stand trial. Eni’s subsidiary Eni Rewind Spa has been summoned for third-party liability. The preliminary hearing is still ongoing.

(iv)Eni Rewind SpA and Versalis SpA — Porto Torres dock. In 2012, following a request of the Public Prosecutor of Sassari, an Italian court ordered presentation of evidence relating to the functioning of the hydraulic barrier of Porto Torres site (ran by Eni Rewind SpA) and its capacity to avoid the dispersion of contamination released by the site into the nearby sea. Eni Rewind SpA and Versalis SpA were notified that its chief executive officers and certain other managers were being investigated. The Public Prosecutor of the Municipality of Sassari requested that these individuals stand trial. The plaintiffs, the Ministry for Environment and the Sardinia Region claimed environmental damage in an amount of €1.5 billion. Other parties referred to the judge's equitable assessment. At a hearing in July 2016, the court acquitted all defendants of Eni Rewind and Versalis with respect to the crimes of environmental disaster. Three Eni Rewind managers were found guilty of environmental disaster relating to the period limited to August 2010 — January 2011 and sentenced to one-year prison, with a suspended sentence. Eni Rewind filed an appeal against this decision. The proceeding is ongoing.

(v)Eni Rewind SpA - The illegal landfill in Minciaredda area, Porto Torres site. The Court of Sassari, on request of the Public Prosecutor, seized the Minciaredda landfill area, near the western border of the Porto Torres site (Minciaredda area). All the indicted have been served a notice of investigation for alleged crimes of carrying out illegal waste disposal and environmental disaster. The seizure order involved also Eni Rewind pursuant to Legislative Decree No. 231/01, whereby companies are liable for the crimes committed by their employees when performing their duties. The court determined that Eni Rewind can be sued for civil liability and resolved that all defendants and the Eni subsidiary be put on trial before the Court of Sassari. The assessment for the admissibility of a civil claim is ongoing.

(vi)Eni Rewind SpA — The Phosphate deposit at Porto Torres site. In 2015, the Court of Sassari, accepting a request of the Public Prosecutor of Sassari, seized — as a preventive measure — the area of “Palte Fosfatiche” (phosphates deposit) located on the territory of Porto Torres site, in relation to alleged crimes of environmental disaster, carrying out of unauthorized disposal of hazardous wastes and other environmental crimes. Eni Rewind SpA is being investigated pursuant to Legislative Decree No. 231/01. In November 2019, a request for referral to trial was served on the Eni subsidiary. The preliminary hearing will be held on September 9, 2020. At the outcome of the preliminary hearing, the Judge pronounced against all the defendants a sentence of no place to proceed due to the statute of limitation in relation to the crimes of unauthorized management of landfills and disposal of hazardous wastes as well as against Eni Rewind SpA in relation to the liability pursuant to Legislative Decree 231/01. The Judge also ordered the indictment of the defendants before the Court of Sassari, at the hearing on May 28, 2021, limited to the alleged crime of environmental disaster.

(vii) Eni Rewind SpA — Proceeding relating to the asbestos at the Ravenna site. A criminal proceeding is pending before the Tribunal of Ravenna relating to the crimes of culpable manslaughter, injuries and environmental disaster, which have been allegedly committed by former Eni Rewind employees at the site of Ravenna. The site was acquired by Eni Rewind following a number of corporate mergers and acquisitions. The alleged crimes date back to 1991. In the proceeding there are 75 alleged victims. The plaintiffs include relatives of the alleged victims, various local administrations, and other institutional bodies, including local trade unions. Eni Rewind asserted the statute of limitation as a defense to the instance of environmental disaster for certain instances of diseases and deaths. The court at Ravenna decided that all defendants would stand trial and held that the statute of limitation only applied with reference to certain instances of crime of culpable injury. Eni Rewind reached some settlements. In November 2016, the Judge acquitted the defendants in all the contested cases except for one, an asbestos case, for which a conviction was handed down. The defendants, the Prosecutor and the plaintiffs appealed the decision; a second instance judge ordered a complex appraisal, believing that they could not decide on the state of the proceedings, appointing three well-known experts. Eni's defenders rejected one of them, believing that he had an interest in the matter; the Court rejected the request for recusal but the Third Instance Court, accepting the appeal of the defendants of the accused, canceled the order by postponement. On the referral, at the request of Eni's lawyers, the Court of Appeal of Bologna, given the different composition of the judging panel, ordered the renewal of the appeal judgment and, consequently, the subsequent revocation of the order with which it had initially prepared the appraisal. On May 25, 2020, at the outcome of the discussion of the parties, the Court acquitted the defendants, and the person sued for damages in relation to 74 cases of mesothelioma, lung cancer, pleural plaques and asbestosis, took note of the res judicata of the acquittal for the disaster complaint and confirmed the conviction for a case of asbestosis. He also declared inadmissible the appeals of several claimants. The Company appealed to a Third Instance Court against the conviction for asbestosis; some claimants challenged the acquittal for other pathologies.

(viii) Raffineria di Gela SpA and Eni Mediterranea Idrocarburi SpA — Alleged environmental disaster. A criminal proceeding is pending in relation to crimes allegedly committed by the managers of the Raffineria di Gela SpA and EniMed SpA relating to environmental disaster, unauthorized waste disposal and unauthorized spill of industrial wastewater. The Gela Refinery has been prosecuted for administrative offence pursuant to Legislative Decree No. 231/01. This criminal proceeding initially regarded soil pollution allegedly caused by spills from 14 tanks of the refinery storage, which had not been provided with double bottoms, and pollution of the sea water near the coastal area adjacent to the site due to the failure of the barrier system implemented as part of the clean-up activities conducted at the site. At the closing of the preliminary investigation, the Public Prosecutor of Gela merged into this proceeding the other investigations related to the pollution that occurred at the other sites of the Gela refinery as well as hydrocarbon spills at facilities of EniMed. The proceeding is ongoing.

(ix) Val d’Agri. In March 2016, the Public Prosecutors of Potenza started a criminal investigation into alleged illegal handling of waste material produced at the Viggiano oil center (COVA), part of the Eni-operated Val d’Agri oil complex. After a two-year investigation, the Prosecutors ordered the house arrest of 5 Eni employees and the seizure of certain plants functional to the production activity of the Val d’Agri complex which, consequently, was shut down (loss of 60 KBOE/d net to Eni). From the commencement of the investigation, Eni has carried out several technical and environmental surveys, with the support of independent experts of international standing, who found a full compliance of the plant and the industrial process with the requirements of the applicable laws, as well as with best available technologies and international best practices. The Company implemented certain corrective measures to upgrade plants which were intended to address the claims made by the Public Prosecutor about an alleged operation of blending which would have occurred during normal plant functioning. Those corrective measures were favorably reviewed by the Public Prosecutor. The Company restarted the plant in August 2016. In relation to the criminal proceeding, the Public Prosecutor’s Office requested the indictment of all the defendants for alleged illegal trafficking of waste, violation of the prohibition of mixing waste, unauthorized management of waste and other violations, and the Company, pursuant to Legislative Decree No. 231/01, which presumes that companies are liable for crimes committed by their employees when performing job tasks. The trial started in November 2017. At the outcome of the preliminary hearings, the Court of Potenza, on March 10, 2021, acquitted all the defendants in relation to the allegation of false statements in an administrative deed, while in relation to the request of administrative fines, the Court declared that there was no need to proceed due to the statute of limitations. Finally, in relation to the alleged crime of illegal trafficking of waste, the Court acquitted two former employees of the Southern District for not having committed the crime, while convicted six former officials of the same District with suspension of the sentence and at the same time sentenced Eni pursuant to Legislative Decree no. 231/01 to pay a fine of € 700,000, with the contextual confiscation of a sum of € 44,248,071 deemed to constitute the unfair profit obtained from the crime, from which Eni will deduct the amount incurred for the plant upgrade carried out in 2016. The Court reserved the term of ninety days for the filing of the reasons of the sentence and an appeal will be promptly filed against all the condemnations.

(x)Eni SpA - Health investigation related to the COVA center. Beside the criminal proceeding for illegal trafficking of waste, the Public Prosecutor started another investigation in relation to alleged health violations. The Public Prosecutor requested the formal opening of an investigation with respect to nine people in relation to alleged violations of the rules providing for the preparation of a Risk Assessment Document of the working conditions at the Val d’Agri Oil Center (COVA). In March 2017, following the request of the consultant of the Prosecutor, the Labor Inspectorate of Potenza issued a fine against the employers of the COVA for omitted and incomplete assessment of the chemical risks for the COVA center. In October 2017, the Prosecutor’s Office changed the criminal allegations to disaster, murder and negligent personal injury, also alleging breaches of health and safety regulations. The proceeding is ongoing.

(xi)Proceeding Val d’Agri — Tank spill. In February 2017, the Italian police department of Potenza found a stream of water contaminated by hydrocarbon traces of unknown origin, flowing inside a small shaft located outside the COVA. Eni carried out activities at the COVA aimed at determining the origin of the contamination and identified the cause in a failure of a tank (the "D" tank) outside of the COVA, that presented a risk of extension of the contamination in the downstream area of the plant. In executing these activities, Eni performed all the communications provided for by Legislative Decree 152/06 and started certain emergency safe-keeping operations at the areas subject to potential contamination outside the COVA. Furthermore, the characterization plan of the areas inside and outside the COVA was approved by the relevant authorities, to which the Risk Analysis document was subsequently submitted. Following this event, a criminal investigation was initiated in order to ascertain whether there had been illegal environmental disaster by the former COVA officers, the Operation Managers in charge since 2011 and the HSE Manager in charge at the time of the accident, and also against Eni in relation to the same offense pursuant to Legislative Decree No. 231/01 and of some public officials belonging to local administrations for official misconduct, false and fraudulent public statements committed in 2014 and of the crime for environmental disaster and of culpable conduct committed in February 2017. The Company has paid damages of an immaterial amount almost to all the landlords of areas close to the COVA, which were affected by a spillover. Discussions are ongoing with other claimants. The likely disbursements relating to these transactions have been provisioned. In February 2018, Eni contested the reports presented in October and in December 2017 by the Italian Fire Department stating that it does not consider itself obliged to carry out the integration required, considering that the data acquired in the area affected by the event indicate, according to Eni’s assessments, that the loss was promptly and efficiently controlled and there were no situations of serious danger to human health and the environment. In April 2019, precautionary measures were ordered against three Eni employees at the COVA which, following an appeal, were canceled by the Third Instance Court. In September 2019, the Public Prosecutor requested one of those employees to be put on trial with expedited proceeding, accepted by the Judge for preliminary investigations. The judgment was suspended in order to allow the continuation of the environmental clean-up and reclamation of the site. As part of the concomitant procedure against the remaining employees and Eni as the legal entity being held liable pursuant to Legislative Decree No. 231/01, the Public Prosecutor, after issuing a notice of conclusion of the preliminary investigations, made a request for indictment. The hearings are ongoing.

(xii)Raffineria di Gela SpA and Eni Mediterranea Idrocarburi SpA — Waste management of the landfill Camastra. In June 2018, the Public Prosecutor of Palermo (Sicily) notified Eni’s subsidiaries Raffineria di Gela SpA and Eni Mediterranea Idrocarburi SpA of a criminal proceeding relating to allegations of unlawful disposal of industrial waste resulting from the reclaiming activities of soil, which were discharged at a landfill owned by a third party. The Prosecutor charged the then chief executive officers of the two subsidiaries, and the legal entities have been charged with the liability pursuant to Legislative Decree No. 231/01. The alleged wrongdoing related to the willful falsification of the waste certification for purpose of discharging at the landfill. The charges against the CEO of the Refinery of Gela SpA and the company itself were dismissed, while a request to put on trial the CEO of EniMed SpA and the company was approved. The proceeding is in progress before the Court of Agrigento, to which the proceeding has been transferred due to territorial jurisdiction.

(xiii)Versalis SpA — Preventive seizure at the Priolo Gargallo plant. In February 2019, the Court of Syracuse at the request of the Public Prosecutor ordered the seizure of the Priolo/Gargallo plant as part of an ongoing investigation concerning the offenses of dangerous disposal of materials and environmental pollution, by the former plant manager of Versalis, pursuant to Legislative Decree No. 231/01. The Public Prosecutor's thesis, according to the consultants, is that the plants covered by the provision have points of emissions that do not comply with the Best Available Techniques (BAT), therefore resulting in violation of the applicable legislation. Versalis has already implemented certain plant upgrades designed to comply with measures requested by the Public Prosecutor and his consultants. Based on this, an appeal was filed against the measure of precautionary seizure of the plant before a review court, which revoked the seizure of the plants on March 26, 2019.  In March 2021, a notice of conclusion of the preliminary investigations was notified, with the formulation by the Public Prosecutor of the allegations already previously stated.

(xiv) Eni SpA - Fatal accident Ancona offshore platform. On March 5, 2019, a fatal accident occurred at the Barbara F platform in the offshore of Ancona. During the unloading phase of a tank from the platform to a supply vessel, there was a sudden failure of a part of the structure on which a crane was installed, causing the death of an Eni employee who was inside the control cabin of the crane and injuries to two other workers. The Public Prosecutor of Ancona initially opened an investigation against unknown persons and ordered further technical appraisals relating to the crane. As part of the technical assessment of the incident, the Public Prosecutor resolved to put under investigation the Eni employees who were in charge of safety standards at the involved facility. Also the Company has been put under investigation pursuant to Legislative Decree No. 231/01, which holds companies liable for the crimes committed by employees in a number of matters, including the violations of laws about safety of the workplace. The proceeding is pending in the preliminary investigation phase.

(xv) Raffineria di Gela SpA and Eni Rewind SpA - Groundwater pollution survey and reclamation process of the Gela site. Following complaints made by former contractors, the Public Prosecutor's Office of Gela issued an inspection and seizure of the area called Isola 32 within the refinery of Gela, where old and new monitored landfills are located. The proceeding concerns criminal allegations of environmental pollution, omitted clean-up, negligent personal injury and illegal waste management, as part of the execution of clean-up of soil and groundwater as well as decommissioning activities in the area currently managed by Eni Rewind SpA, also on behalf of the companies Raffineria di Gela SpA, ISAF SpA (in liquidation) and Versalis SpA (efficiency and efficacy of the barrier system). The Public Prosecutor acquired documents and evidence at the Syndial office in Gela and at the refinery of Gela, which, during the period January 1, 2017 – March 20, 2019, managed the facilities involved in cleaning up the groundwater area (TAF Syndial, site TAF-TAS and pumping wells and hydraulic barrier). Subsequently a decree was issued for the seizure of eleven (11) piezometers of the hydraulic barrier system with contextual guarantee notice, issued by the Public Prosecutor of Gela against nine employees of Gela Refinery and four employees of Syndial SpA. The proceedings are ongoing.

(xvi) Eni Rewind SpA and Versalis - Mantua. Environmental crime investigation. In August and September 2020, the Public Prosecutor of Mantua notified the conclusion of the preliminary investigations relating to several criminal proceedings. Several employees of the Eni’s subsidiaries Versalis SpA and Eni Rewind SpA as well as of a third-party company Edison SpA were notified of being under investigations. Furthermore the above-mentioned entities were being held liable for the alleged crimes committed on their own interest by their own employees pursuant to Legislative Decree No. 231/01. The Public Prosecutor is alleging, depending on some specific areas related to the Mantua industrial hub, the crimes of unauthorized waste management, environmental damage/pollution, omitted communication of environmental contamination and omitted clean-up. Following the filing of defense briefs, the case has been dismissed against some individuals. The Public Prosecutor's Office requested the indictment of the remaining defendants, not yet notified, confirming the allegations referred to in the closing of the investigation.

(xvii) Versalis SpA– Brindisi plant factory flares and odor emissions - Criminal procedure n. 6580/18 R.G. Mod. 44 against unknown persons. On May 18, 2018 the manager of the Versalis plant in Brindisi and two other employees were summoned in order to provide brief information regarding two episodes that occurred in April 2018 which led to the activation of the plant torches. The company collaborated with the judicial authorities to provide useful information to exclude that such events may have had a negative and significant impact on air quality. Moreover, the Company is reviewing available data as well as carrying out some important upgrading to minimize any detrimental effect, even if only visual, of the flaring phenomenon with the construction of a new ground torch facility.

At the end of May 2020, in conjunction with a scheduled shutdown of the plant, anomalous concentrations of benzene and toluene were detected; on those bases, the mayor of Brindisi ordered the plant shutdown. The order was issued without any technical check on the real correlation between the peaks detected in the air and the activities in progress at the plant. After a close discussion with the authorities in charge, the order was revoked. However, the Public Prosecutor acquired information and documents, also produced by the Company itself, on the aforementioned order to verify, also from a criminal point of view, any connection or responsibilities.

The proceeding has been filed for the time being against unknown persons and it is not possible to exclude that this event may be the subject of a proceeding from the Public Prosecutor's Office. The company is providing all the involved local authorities with all the useful information for the correct reconstruction of the facts.

(xviii) Eni SpA R&M Depot of Civitavecchia - Criminal proceedings for groundwater pollution.  In the period in which Eni was in charge of the Civitavecchia storage hub (2008-2018), pending the approval of a characterization plan of the environmental status of the site, the Company, in coordination with public authorities, adopted measures to preserve the safety of the groundwaters and to pursue the clean-up process of the site until its disposal.

The Public Prosecutor of Civitavecchia issued a notice of conclusion of the preliminary investigations, contesting, among others, the former manager of the Eni fuel storage hub of Civitavecchia, the alleged crime of environmental pollution in relation to the mismanagement of the hydraulic barrier placed over the site aimed at putting under emergency safety the contaminated groundwater, as part of the clean-up process in progress. This circumstance would have been reported by officials of a local authority (ARPA), to whom technical feedback has been provided several times over the years. Eni is under investigation pursuant to Legislative Decree 231/2001. The prosecutor made a request for indictment.

1.2 Civil and administrative proceedings in the matters of environment, health and safety

(i)Eni Rewind SpA — Summon for alleged environmental damage caused by DDT pollution in Lake Maggiore. In May 2003, the Ministry for the Environment claimed compensation from Eni Rewind for alleged environmental damage caused by the activity at the Pieve Vergonte plant in the years 1990 through 1996. In July 2008, the District Court of Turin ordered Eni Rewind to pay environmental damages amounting to €1,833.5 million, plus interests accrued from the filing of the decision. Eni and its subsidiary deemed the amount of the environmental damage to be absolutely groundless as the sentence lacked sufficient elements to support such a material amount of the liability from the volume of pollutants ascertained by the Italian Environmental Minister. In July 2009, Eni Rewind filed an appeal and consequently the proceeding continued before a second Instance Court of Turin that requested a technical appraisal on the matter. The consultants that undertook this appraisal concluded that: (i) no further measure for environmental restoration is required; (ii) there was no significant and measurable impact on the environment of the ecosystem, therefore no restoration or damage compensation should be claimed; the only impact seen concerned fishing activity, with an estimated damage of €7 million which could be already restored through the measures proposed by Eni Rewind, and; (iii) the necessity and convenience of dredging should be excluded, both from the legal and scientific point of view, while confirming technical and scientific correctness of the Eni Rewind's approach based on the monitoring of the process of natural recovery, which is estimated to require 20 years. In March 2017, the second Instance Court: (i) excluded the application of compensation for monetary equivalent; (ii) annulled the monetary compensation of €1.8 billion requesting Eni Rewind to perform the already approved clean-up project of the polluted areas, which comprise groundwater, as well as compensatory remediation works. The value of these compensatory works required by the Court, in case of Eni Rewind failure or misperformance, is estimated at €9.5 million. The clean-up project filed by Eni Rewind was ratified by the authorities and is currently being executed. Expenditures expected to be incurred have been provisioned in the environmental provision. Any other claims filed by the Italian Minister for the Environment were rejected by the court (including compensation for non-material damage). In April 2018, the Ministry for the Environment filed an appeal to the Third Instance Court. Following this appeal, the Company appeared in Court. After the hearings in July 2020 and in January 2021, the sentence is still ongoing.

(ii)Eni Rewind SpA - Versalis SpA - Eni SpA (R&M) - Augusta harbor. The Italian Ministry for the Environment with various administrative acts required companies that were operating plants in the petrochemical site of Priolo to perform safety and environmental remediation works in the Augusta harbor. Companies involved include Eni subsidiaries Versalis, Eni Rewind and Eni Refining & Marketing Division. Pollution has been detected in this area primarily due to a high mercury concentration that is allegedly attributed to the industrial activity of the Priolo petrochemical site. The above-mentioned companies contested these administrative actions, objecting in particular to the nature of the remediation works decided and the methods whereby information on the pollutants concentration has been gathered. A number of administrative proceedings started on this matter were subsequently merged before the Regional Administrative Court. In October 2012, the Court ruled in favor of Eni’s subsidiaries against the Ministry’s requirements for the removal of the pollutants and the construction of a physical barrier. In September 2017, the Ministry notified all the companies involved of a formal notice for the start of remediation and environmental restoration of the Augusta harbor within 90 days, basing its request on an alleged ascertainment of liability on the basis of the 2012 provision of Regional Administrative Court. The act, contested by the co-owner companies in December 2017, constitutes a formal notice for environmental damage. In June 2019, the Italian Ministry for the Environment set up a permanent technical committee to review the matter of the clean-up and reclamation of the Augusta harbor. The report, recalling the warning of 2017, confirmed the thesis of the parties on the responsibility of the companies co-located for the contamination of the Rada and affirmed a breach of the aforementioned warning by the companies, also communicated to the Public Prosecutor's Office. In agreement with all the other companies involved, this report and other parallel internal technical investigations were challenged for defensive purposes. Eni's subsidiary proposed to the Italian Environmental Ministry to start a collaboration with other interested parties to find remediation measures based on new available environmental data collected by independent agencies, without prejudice to the need for the parties to correctly identify the legal entity responsible for the contamination detected. In the meantime, the company requested, in full compliance with applicable environmental laws, to establish a roadmap for identifying the companies accountable for the environmental pollution and their respective shares of responsibility in order to implement a clean-up and remediation project.

In September 2020, the Company took part in the Investigation Services Conference convened by the Ministry of the Environment on the results of the technical investigations and exhibited, together with its consultants, the in-depth analyzes on the environmental state of the Rada and its observations to the report which would lead to the exclusion of any involvement of the Group companies in the contamination detected.

(iii) Eni SpA – Eni Rewind SpA (former Syndial SpA) – Raffineria di Gela SpA – Claim for preventive technical inquiry. In February 2012, Eni’s subsidiaries Raffineria di Gela SpA and Eni Rewind SpA and the parent company Eni SpA (involved in this matter through the operations of the Refining & Marketing Division) were notified of a claim issued by the parents of children with birth defects in the Municipality of Gela between 1992 and 2007. The claim called for an inquiry aimed at determining any causality between the birth defects suffered by these children and any environmental pollution caused by the Gela site, quantifying the alleged damages suffered and eventually identifying the terms and conditions to settle the claim. The same issue was the subject of previous criminal proceedings, of which one closed without determining any illegal behavior on the part of Eni or its subsidiaries, while a further criminal proceeding is still pending. In December 2015, the three companies involved were sued in relation to a total of 30 cases of compensation for damages in civil proceedings. In May 2018, the Court issued a first instance judgment concerning one case. The Judge rejected the claim for damages, acknowledging the arguments of the defendant companies in relation to the absence of evidence concerning the existence of a causal link between the birth defects and the alleged industrial pollution. The judgement has been appealed.

(iv)Environmental claim relating to the Municipality of Cengio.  Since 2008 a proceeding is pending by the Court of Genoa, brought by The Ministry for the Environment and the Delegated Commissioner for Environmental Emergency in the territory of the Municipality of Cengio. Those parties summoned Eni Rewind before a Civil Court and demanded Eni’s subsidiary compensate for the environmental damage relating to the site of Cengio. The request for environmental damage amounted to €250 million to which was to be added health damage to be quantified during the proceeding. The plaintiffs accused Eni Rewind of negligence in performing the clean-up and remediation of the site. In March 2019, the Ministry for the Environment presented a proposal to Eni Rewind to settle the case. The Company responded with a counterproposal in July 2019. In September 2020, the debate reopened and the drafting of an agreement shared between the parties and considered to be final also by the representatives of the Ministry was reached. The Ministry, through the Attorney's Office, at the hearing in February 2021, declared the "advanced state" of the negotiations, thus allowing the hearing to be postponed to June 2021.

In March 2021, the Inspection Commission also issued a test certificate for the works carried out on the soils, thereby further strengthening the restorative suitability of the measures carried out by the Company.

(v) Val D'Agri - Eni / Vibac. In September 2019 a claim was brought in the Court of Potenza against Eni. The plaintiffs are eighty people, living in different municipalities of the Val d’Agri area, who are complaining of economic, non-economic, biological and moral damages, all deriving from the presence of Eni’s oil facilities in the territory. In particular, the claim refers to certain events which allegedly caused damage to the local community and the territory (such as a 2017 spill, flaring events since 2014, smelly and noisy emissions). The Judge has been asked to ascertain Eni's responsibility for causing emissions of polluting substances into the atmosphere. The plaintiffs have also requested Eni be ordered to interrupt any polluting activity and to be allowed to resume industrial activities on condition that all the necessary remediation measures be implemented to eliminate all of the alleged dangerous situations. Finally, they are asking that Eni compensate all direct and indirect property damages, current and future, to an extent that will be quantified in the course of the case. At the end of the trial phase, the Judge sent the parties the proposal for an extra-judicial settlement, putting a deadline to present further proposals on the matter.

(vi) Eni SpA - Climate change. In 2017 and 2018, local government authorities and a fishing association brought in the courts of the State of California seven proceedings against a controlled entity (Eni Oil & Gas Inc.) and other oil companies. These proceedings claim compensation for the damages attributable to the increase in sea level and temperature, as well as to the hydrogeological instability. The cases have been transferred, by request of the defendants, from the State Courts to the Federal Courts. A specific request has been filed, highlighting the lack of jurisdiction of the State Courts. Following a suspension period waiting for the decision on jurisdiction, on May 26, 2020 the proceedings returned to the State Courts. On July 9, 2020, Eni Oil & Gas Inc, together with other defendants, signed a petition for rehearing “en blanc” to request a review of the postponement decision to the competent “9th Circuit Court”. The disputes will remain suspended until a decision made on the petition for rehearing. The Court rejected the petition for rehearing en banc but, at the request of the defendants, granted a suspension of the proceedings of 120 days (until January 2021) to allow the defendants themselves to present a so-called petition for certiorari to the Supreme Court of the United States in order to obtain the revision of rejection. The petition was presented in January 2021 by the defendant; the Supreme Court of the United States will rule on the matter by June 2021.

(vii) Eni Rewind / Province of Vicenza – Clean-up process for Trissino site. On May 7, 2019 the Province of Vicenza imposed (with a warning) on some persons and companies as MITENI SpA in bankruptcy, Mitsubishi and ICI, to clean-up the Trissino site where MITENI carried out its industrial activity. In this site, in 2018, based on the analysis carried out by administrative parties, significant concentrations of substances considered highly toxic-harmful and carcinogenic were allegedly discovered in groundwater and in surface water. The analysis carried out by the Province of Vicenza with the direct involvement of the Istituto Superiore di Sanità reported the presence of these substances in the blood of about 53,000 people in the area. The action of health analysis and monitoring by the institutions is destined to increase. The Province warned some individuals, including a former employee who served between 1988 and 1996 as CEO of a company that was taken over by Eni Rewind.

In an initial phase of the administrative procedure, there were no references to the former company Enichem Synthesis, which Eni Rewind took over, therefore the legal assistance and the defense strategy were concentrated supporting only the persons involved. Instead, several appeals to the Regional Administrative Court have arisen in which Eni Rewind was called into question as the "successor" of Enichem for the period of management of the site as the majority shareholder of MITENI. On the basis of this, in February 2020, the Province extended the proceeding also to Eni Rewind which set a procedural brief for the prompt filing of the proceeding against it.

However, on October 5, 2020 the Province notified a warning with which it would have identified Eni Rewind as further responsible for the potential contamination of the Trissino site. On December 4, 2020 Eni Rewind appealed to the Administrative Court, pending the setting of the hearing.

Eni Rewind was also invited to take part in several meetings that will be held by the Public Entities in relation to the site remediation interventions, and has already participated in the first one held on December 23, 2020, without thereby granting any acquiescence to the provisions issued by the Province. Access to the documents is ongoing with the Public Authorities aimed at acquiring a complete knowledge of the facts and being able to integrate the defenses in these proceedings. In order to carry out a transversal study on the issue of PFAS, the company has established a Working Group (WG) that will analyze the technical-environmental, toxicological and regulatory aspects also addressing the issue with an international approach. In addition to Eni Group personnel, three external competent consultants for the respective subjects are part of the WG.

2. Proceedings concerning criminal/administrative corporate responsibility

(i) Block OPL 245 — Nigeria. A criminal case is ongoing before the Court of Milan alleging international corruption in connection with the acquisition in 2011 of the OPL 245 exploration block in Nigeria. In July 2014, the Public Prosecutor of Milan served Eni with a notice of investigation pursuant to Italian Legislative Decree No. 231/01. The proceeding was commenced following a claim filed by NGO ReCommon relating to alleged corruptive practices which, according to the Public Prosecutor, allegedly involved the Resolution Agreement made on April 29, 2011 relating to the so-called Oil Prospecting License of the offshore oilfield that was discovered in OPL 245. Eni fully cooperated with the Public Prosecutor and promptly filed the requested documentation. Furthermore, Eni voluntarily reported the matter to the US Department of Justice and the US SEC. In July 2014, Eni’s Board of Statutory Auditors jointly with the Eni Watch Structure resolved to engage an independent, US-based law firm, expert in anticorruption, to conduct a forensic, independent review of the matter, upon informing the Judicial Authorities. After reviewing the matter, the US lawyers concluded that they detected no evidence of wrongdoing by Eni in relation to the 2011 transaction with the Nigerian government for the acquisition of the OPL 245 license. In September 2014, the Public Prosecutor notified Eni of a restraining order issued by a British judge who ordered the seizure of a bank account not pertaining to Eni domiciled at a British bank following a request from the Public Prosecutor. Since the act had also been notified to some persons, including the CEO of Eni and the former Chief Development, Operation & Technology Officer of Eni and the former CEO of Eni, it was assumed that the same had been registered in the register of suspects at the Milan Prosecutor's office. During a hearing before a court in London in September 2014, Eni and its current executive officers stated their non-involvement in the matter regarding the seized bank account. Following the hearing, the Court reaffirmed the seizure. In December 2016, the Public Prosecutor of Milan notified Eni of the conclusion of the preliminary investigation and requested Eni’s CEO, the Chief Development, Operations and Technological Officer and the Executive Vice President for international negotiations to stand trial, as well as Eni’s former CEO and Eni SpA, pursuant to Italian Legislative Decree No. 231/01. Upon the notification to Eni of the conclusion of the preliminary investigation by the Public Prosecutor, the independent US-based law firm was requested to assess whether the new documentation made available from Italian prosecutors could modify the conclusions of the prior review. The US law firm was also provided with the documentation filed in the Nigerian proceeding mentioned below. The independent US law firm concluded that the reappraisal of the matter in light of the new documentation available did not alter the outcome of the prior review. In September 2019, the DoJ notified Eni that based on the information it currently possessed, the DoJ was closing its investigation of Eni in connection with OPL 245 without the filing of any charges. In December 2017, the Judge for preliminary investigation ordered the indictment of all the parties mentioned above, and other parties under investigation by the Public Prosecutor, before the Court of Milan. The request of the Federal Government of Nigeria (FGN) for admission as a civil claimant in the proceedings was granted in July 2018. The first instance trial of the Milan Prosecutor's OPL 245 charges began before the Court of Milan on June 20, 2018.  Following the discussion of the parties, in response to the request for conviction for all the individuals and companies involved, at the hearing of March 17, 2021 the judge fully acquitted all the defendants, since there was no case.

In January 2017, Eni’s subsidiary Nigerian Agip Exploration Ltd (“NAE”) became aware of an Interim Order of Attachment (“Order”) issued by the Nigerian Federal High Court upon request from the Nigerian Economic and Financial Crimes Commission (EFCC), attaching OPL 245 temporarily pending a proceeding in Nigeria relating to alleged corruption and money laundering. After making this application, Eni became aware of a formal filing of charges by the EFCC against NAE and other parties. In March 2017, the Nigerian Court revoked the Order. To NAE’s knowledge EFCC charges have not been dropped but none of the defendants were served nor arraigned. In November 2018, Eni SpA and its subsidiaries NAE, NAOC and AENR (as well as some companies of the Shell Group) were notified of the intention of the FGN to bring a civil claim before an English court to obtain compensation for damages allegedly deriving from the transaction that resulted in assignment of the OPL 245 to NAE and Shell subsidiary SNEPCO (Shell subsidiary). On April 15, 2019 the Nigerian subsidiaries NAE, NAOC and AENR received formal notification of the commencement of the proceeding, while similar notification was received by Eni SpA on May 16, 2019. In the introductory deeds of the proceeding, the claim is set at $1,092 million or at any other amount that will be established during the proceedings. The FGN has based its assessment on an estimated fair value of the asset of $3.5 billion. Eni’s interest in the asset is 50%. As the FGN is also acting as claimant in the Italian proceeding before the Court of Milan, this claim appears to duplicate the claims made before the Milan’s Court against Eni employees. On May 22, 2020, the Judge accepted the exception presented by Eni and declined its jurisdiction over the case, having found the judicial pending with the Milan procedure according to the criteria set out in Regulation (EU) No 1215/2012. The Appeal Court obtained permission to appeal against the decision. Similarly, the Appeal Court rejected the Nigerian Government's request to appeal the decision, thus making it definitive.

On January 20, 2020, NAE subsidiary was notified of the beginning of a new criminal case before the Federal High Court in Abuja. The proceeding, mainly focused on the accusations against Nigerian persons (including the Minister of Justice in office in 2011, at the time of the disputed facts), involves NAE and SNEPCO as co-holders of the OPL 245 license. These persons were attributed in 2011 illicit acts of corruptive nature, which NAE and SNEPCO would have unlawfully facilitated. The beginning of the trial, scheduled for the end of March 2020, has been postponed for the closure of the judicial offices in Nigeria due to COVID-19 emergency. A new hearing has not been scheduled to date.

(ii)Congo. In March 2017, the Italian Finance Police served Eni with an information request in accordance with the Italian Code of Criminal Procedure in connection with an investigative file opened by the Public Prosecutor of Milan against unknown persons. The request related in particular to the agreements signed by Eni Congo SA with the Ministry of Hydrocarbons of the Republic of Congo in 2013, 2014 and 2015 in relation to exploration, development and production activities concerning certain permits held by Eni Congo SA for Congolese projects and Eni’s relationships with Congolese companies that hold stakes in those projects. In July 2017, the Italian Financial Police, on behalf of the Public Prosecutor of Milan, served Eni with another information request and a notice of investigation pursuant to Legislative Decree No. 231/01 for alleged international corruption. The request expressly stated that it was based in part on the March 2017 information request and concerned the relationship of Eni and its subsidiaries with certain third-party companies from 2012 to the present. Eni produced all of the documentation requested in March and July 2017 and voluntarily disclosed this matter to the relevant US authorities (SEC and DoJ). In January 2018, the Public Prosecutor's Office requested a six-months extension of the deadline for conducting its preliminary investigation into this matter, from January 31, 2018 until July 30, 2018. Subsequently in July 2018, the Public Prosecutor requested a second extension until February 28, 2019. In April 2018, the Public Prosecutor of Milan served Eni SpA with a further request for documentation and notified a former Eni employee, who was the then Chief Development, Operation & Technology Officer, of a search order stating that he and another Eni employee had been placed under investigation.

In October 2018, the Public Prosecutor ordered the seizure of an e-mail account of another Eni manager, who was formerly the general director of Eni in Congo during the period 2010 - 2013. In December 2018 and subsequently in May, September and December 2019, Eni was notified by the Public Prosecutor of Milan of a request for documents in accordance with the Italian Code of Criminal Procedure, concerning some economic transactions between Eni Group companies and certain third-party companies. All the required documentation has been produced to the Judge.

In September 2019, the Company was informed that the Company's CEO was served with a search decree and an investigation decree in connection with an alleged violation of article 2629 bis of the Italian Civil Code which penalizes directors of listed companies, who fail to communicate conflicts of interest. The alleged omission relates to the supply of logistics and transportation services to certain Eni's subsidiaries operating in Africa, among which Eni Congo SA, by third-party companies owned by Petroserve Holding BV, in the period 2007-2018. The claims are based on the allegations that the wife of the Company's CEO retained a shareholding of the above-mentioned holding company during part of the period of time under investigation. The Board of Directors of Eni SpA has never been involved in any resolution concerning the suppliers under investigation. Subsequently, on June 15, 2020, the company was informed that an extension of the investigations relating to these allegations was requested until December 21, 2020.

In April 2018, the Board of Statutory Auditors, the Watch Structure and the Control and Risk Committee of Eni jointly appointed an independent law firm and a professional consulting company, knowledgeable in the matter of anti-corruption, to carry out a forensic review of facts relating to Eni's work in Congo. Such review did not find any factual evidence as to the involvement of Eni, nor of any Eni employees and key managers, in the alleged crimes.

In November 2019, following the notification of further investigative documents, the Board of Statutory Auditors, the Watch Structure of Eni and the Control and Risk Committee asked the professional consultants, which had been engaged in 2018, also to review the conclusions reached, in the light of the documentation made available following the decree notified to the CEO in September 2019. The second report of the consultants, which was delivered in July 2020, integrates the findings achieved in the first report, particularly indicating that: (i) it is probable that the CEO’s wife retained a shareholding in the Petroserve Group for a few years, at least, starting from 2009 until 2012; (ii) there is an absence of evidence to contradict the statements made by the CEO as to his lack of knowledge of his wife's interests in the ownership of Petroserve Group; (iii) absence of evidence that the activity of the abovementioned involved employees was carried out in the interest of Eni.

On September 9, 2020, Eni was notified of a decree, setting a hearing due to the filing by the Public Prosecutor of Milan requesting a restrictive measure pursuant to Legislative Decree No. 231/01, relating to some oilfields in Congo. In particular, the Judge requested Eni to be banned from exploiting Djambala II, Foukanda II, Mwafi II, Kitina II, Marine VI Bis, Loango, Zatchi oilfields for 2 years and subordinately the appointment of a judicial commissioner to manage those oilfields.

The Judge for Preliminary Investigations in the decree setting the hearing for September 21, 2020, recognized the above-mentioned restrictive measure would have been statute barred on July 14, 2020, since the date of commission of the alleged crimes was mentioned by the public prosecutors till July 14, 2015. However, this five-year limitation term would have been suspended due to the recent anti-covid legislation until September 16, 2020. The Judge also stated that a claim was pending before the Constitutional Court about the constitutional legitimacy of the aforementioned anti-covid legislation, with particular reference to the principle of non-retroactivity of an unfavorable rule. Therefore, the hearing initially set for September 21, 2020, was postponed initially to December 10, 2020 pending the resolution of the Constitutional Court and then, once the Court resolved to declare the legitimacy of the anti-covid rule to February 17, 2021 also to await the filing of the reasons for the sentence.

The hearing of February 17, 2021 was postponed to March 25, 2021, due to the fact that the Public Prosecutor changed the charge from international corruption to undue inducement to give or promise benefits, a possible course of action was explored whereby the public prosecutor and the defendant may request the judge to apply a penalty. On March 15, 2021, the Board of Directors of Eni SpA approved the granting of a special power of attorney in favor of the defense lawyer of Eni SpA, the entity legally liable, to propose a motion to apply a penalty on request of the parties. The sanction agreed with the Public Prosecutor amounts to €11.8 million.

At the hearing on March 25, 2021 the Judge for Preliminary Investigations accepted the agreed sanction and the Prosecutor also revoked the request for restrictive measure for Eni SpA.

3. Other proceedings concerning criminal matters

(i) Eni SpA (R&M) — Criminal proceedings on fuel excise tax. A criminal proceeding is currently pending, relating to alleged evasion of excise taxes in the context of retail sales in the fuel market. In particular, the claim states that the quantity of oil products marketed by Eni was larger than the quantity subjected to the excise tax. This proceeding (No. 7320/2014 RGNR) concerns the combination of distinct investigations: (i) A first proceeding, opened by the Public Prosecutor’s Office of Frosinone involved a company (Turrizziani Petroli) purchaser of Eni’s fuel. This investigation was subsequently extended to Eni. The Company fully cooperated and provided all data and information concerning the excise tax obligations for the quantities of fuel coming from the storage sites of Gaeta, Naples and Livorno. Such proceeding referred to quantities of oil products sold by Eni, allegedly larger than the quantity subjected to the excise tax. (ii) A second proceeding concerning an investigation by the Public Prosecutor’s Office of Prato, commenced in regard to the deposit of Calenzano and relates to abduction of fuel through manipulation of the fuel dispensers, subsequently extended also to the Refinery of Stagno (Livorno); (iii) A third proceeding, opened by the Public Prosecutor’s Office of Rome, concerns alleged missing payment of excise tax on the surplus of the unloading products, as the quantity of such products was larger than the quantity reported in the supporting fiscal documents. This proceeding represents a development of the first proceeding mentioned above and substantially concerns similar facts presenting, however, some differences with regard to the nature of the alleged crimes and the responsibility.

The Public Prosecutor’s Office of Rome has alleged the existence of a criminal conspiracy aimed at habitual abduction of oil products at all of the 22 storage sites which are operated by Eni in Italy. Eni is cooperating with the Prosecutor in order to defend the correctness of its operation. In September 2014, a search was conducted at the office of the former chief of the R&M Division in Rome. The motivations of the search are the same as the above-mentioned proceeding as the ongoing investigations also relate to a period of time when the officer was in charge at Eni’s R&M Division. In March 2015, the Prosecutor of Rome ordered a search at all the storage sites of Eni’s network in Italy as part of the same proceeding. The search was intended to verify the existence of fraudulent practices aimed at tampering with measuring systems functional to the tax compliance of excise duties in relation to fuel handling at the storage sites. In September 2015, the Public Prosecutor of Rome requested a one-off technical appraisal aimed to verify the compliance of the software installed at certain metric heads previously seized with those lodged by the manufacturer at the Ministry of Economic Development. The technical appraisal verified the compliance of the software tested. The proceeding was then extended to a large number of employees and former employees of the Company. Eni has continued to provide full cooperation to the authorities.

During 2018, as part of the general proceeding no. 7320/2014, the Public Prosecutor of Rome notified the conclusion of the preliminary investigations in relation to the criminal proceeding concerning the Calenzano, Pomezia, Naples, Gaeta and Ortona storage sites and the Livorno and Sannazzaro refineries. Based on the outcome of the investigations, as far as Eni is concerned, the proceeding involves former managers and directors of the logistic sites and refineries indicated above concerning alleged aggravated and continuous non-payment of excise duties, alteration and removal of seals, use and possession of false measures and weights instruments. In addition, for the Calenzano site, three employees and their manager of the storage site were accused of alleged procedural fraud.

In September 2018, Eni received, as injured party, the notification of the schedule of hearing issued by the Court of Rome, in relation to criminal association and other minor claims, against numerous persons under investigation — including over forty Eni employees — subject of a separated proceeding (No. 22066/17 RGNR), for which, in May 2017, the Public Prosecutor’s Office had requested the dismissal. At the end of the hearing in December 2018, the Judge accepted the request for dismissal for several persons under investigation, including thirteen Eni employees. The Judge also initially rejected the request of indictment for criminal association relating to twenty-eight Eni employees (including the former managers of the R&M Division).

As part of the separate proceeding no. 22066/2017 RGNR, following the re-filing by the Public Prosecutor of the indictment for criminal association, following a preliminary hearing, the judge resolved to dismiss the case against all of the defendants because allegations were found to be groundless.

(ii)Eni SpA — Public Prosecutor of Milan — Criminal proceeding no. 12333/2017. In February 2018, Eni was notified of a search and seizure decree in relation to allegations of associative crime aimed at slander and at reporting false information to a Public Prosecutor. In the decree, the Prosecutor of Milan included, among the other persons under investigation, a former external lawyer and a former Eni manager, at the time of the facts holding strategic positions in the Company. According to the decree, the association is allegedly aimed at interfering with the judicial activity in certain criminal proceedings that are involving, among others, Eni and some of its directors and managers. Afterwards, the Control and Risks Committee, having consulted the Board of Statutory Auditors, and together with the Watch Structure, agreed to engage an auditing firm to perform an internal audit of all relevant facts and circumstances and all records and documentation relating to the matter with respect to the events of the aforementioned proceeding, including a forensic review. The final report, submitted to the Control and Risk Committee, the Watch Structure and the Board of Statutory Auditors on September 12, 2018, concluded that following the review carried out with respect to the allegations made by the Public Prosecutor of Milan, there was not sufficient factual evidence to prove the involvement of the aforementioned former manager of Eni in the alleged crimes. On April 19, 2018, the Board of Directors appointed two external consultants, a criminal lawyer and a civil lawyer to provide independent legal advice in relation to the facts under investigation. Their report, dated November 22, 2018, did not find facts which could suggest any involvement of any Eni employees in the crimes alleged by the Public Prosecutor. On June 4, 2018, Consob, the Italian market regulator, requested to be informed about the above-mentioned proceeding. The request was addressed to the Company and to its Board of Statutory Auditors.

Specifically, Consob asked for the outcome of the forensic review and to be updated about any other audit action taken in relation to the matter by the Company and by its Board of Statutory Auditors. The Board of Statutory Auditors was also requested to report about the findings of the additional audit program agreed with an external auditor regarding the matter and to keep Consob updated about any further initiatives adopted. The Company answered the request on June 11, 2018. Subsequently, the Company finalized its response by sending further documentation including the final report of the independent third party and the reports of the consultants of the Board of Directors. The Board of Statutory Auditors has periodically updated Consob of the initiatives taken as part of the Board’s monitoring responsibilities with several communications, the last of which on July 25, 2020. On June 13, 2018, Eni was notified of a request from the Prosecutor Office to transmit certain documentation in accordance with the Italian Code of Criminal Procedure. The request targeted evidence and documents relating to the internal audit performed by the Company and any possible external review concerning certain tasks that had been assigned to the former external lawyer with respect to Eni. This lawyer appears to be investigated as part of this proceeding. The reports of the independent third party and of the consultant of the Board of directors were also sent to the Public Prosecutor.

In May and June 2019, in the context of the same proceeding, the Court of Milan notified Eni and three of its subsidiaries (ETS SpA, Versalis SpA, Ecofuel SpA) of various requests for documentation in accordance with the Italian Code of Criminal Procedure. At the same time, on May 23, 2019, Eni was served a notice that the Company is being investigated pursuant to Legislative Decree No. 231/01, with reference to the crime sanctioned by the Italian Penal Code concerning “inducement not to make statements or to make false statements to the judicial authority”.

The object of the aforementioned requests particularly concerned the relations with two business partners, access to Eni offices of certain third parties, also on behalf of one of the above-mentioned business partners, the mailbox of some employees and former employees, the documentation concerning the relations (and the interruption of those relations) with the former external lawyer investigated in the proceeding, the internal audit reports and the reports of the Company’s bodies that dealt with assessing these relationships. Following internal audits, on June 21, 2019, the Company sued for fraud a former employee at its subsidiary ETS, who was fired on May 28, 2019, and also filed a complaint before the Judicial Authority to ascertain possible complicity in fraud of other third parties.

On August 14, 2019, the Italian tax police sent a new request for information to Eni, concerning the economic relations between Eni Group companies and an external professional.

In November 2019, Eni received a notice to extend the preliminary investigations. The notice also covered the investigations of the alleged breach of certain provisions of Italian Law Decree 231/01 until May 2020 on part of Eni. Furthermore, it was ascertained that certain former Eni employees have been charged with various criminal allegations. Those employees were a former manager of Eni’s legal department, the former Chief Upstream Officer of Eni and an employee that was fired in 2013. A number of third parties have also been indicted, among them, two former legal consultants of Eni. On January 23, 2020, a search decree and an indictment were notified to the Company’s Chief Services & Stakeholder Relations Officer, the Senior Vice President for Security and to a manager of the legal department. Following the requests for review of the aforementioned decree, the material deposited by the Public Prosecutor's Office was made available to the Company, which requested its examination by the same consultants appointed in 2018 to examine the documentation. Subsequently, in June, July and September 2020, Eni was notified by the Public Prosecutor of Milan of several requests for documentation concerning, in particular: the results of the inquiries carried out by the internal audit following an anonymous report relating to a hospitality event in 2017; some clarifications regarding an invoice issued by an external law firm; the internal audit report on relations with a commercial third part; work commitments of the Chief Services & Stakeholder Relations Officer relating to certain dates of 2014 and 2016; the documentation concerning the dismissal of a former Eni employee. All the required documentation has been produced over time to the Judicial Authority.

On November 9, 2020, the Company was informed of the notification to Eni's CEO of a technical assessments notice, with contextual guarantee information aimed at allowing participation, through its consultant, in the scheduled review of the content of a telephone device seized from a former Eni employee.

(iii)Eni SpA — Public Prosecutor of Milan — Insider trading. In March 2019, a request for extending certain investigations was notified to Eni’s former Chief Upstream Officer by the public prosecutor office of Milan. The commencement of the investigations was otherwise not notified. The investigations related to an alleged breach of Italian provisions that regulate insider trading and access to market-sensitive information. The breach was allegedly made from November 1 to December 1, 2016. There were no more informative details about the alleged breach in the notified document. This investigation has been combined into the abovementioned one.

4. Tax proceedings

(i) Dispute for omitted payment of a property tax for some oil offshore platforms located in territorial waters. Tax disputes are pending with some Italian local authorities regarding whether oil&gas offshore platforms located within territorial boundaries should be subject to a property tax in the period 2016-2019.

In 2016 the tax regulatory framework changed due to enactment of law no. 208/2015, which excluded from the scope of the property tax the value of plants instrumental to specific production processes. In addition, the Finance Department recognized that offshore platforms met the requirements for classification as instrumental plants and consequently are excluded from the scope of the property tax (resolution no. 3 of June 1, 2016). Based on this interpretation, Eni did not pay any property tax for the years 2016-2019. However, the ruling of the Department of Finance is not binding for local authorities with taxing powers as recognized by the Third Instance Court and some of these have issued assessment notices for 2016-2019. The Company filed an appeal against these notices. Although Eni believes that oil platforms located in the territorial sea should be excluded from the tax base of the property tax on the base of the interpretation of the law in the light of the resolution of the Department of Finance, having assessed the risks of losing in pending disputes, the Company accrued a risk provision, the amount of which excludes fines since Eni's conduct was based on the administrative resolution, as well as taking into account the reduction of the tax base excluding the "plant component" as provided by the law. The proceeding is still ongoing.

Law Decree 124/2019 (enacted with Law 157/2019) has established, starting from 2020, that marine platforms are subject to a new property tax that will replace and supersede any other ordinary local property tax eventually levied on these plants up to 2019. This rule has therefore sanctioned, starting from 2020, the existence of the tax requirement for these plants.

5. Settled proceedings

(i) EniPower SpA. In 2004, the Public Prosecutor of Milan commenced inquiries into contracts awarded by Eni’s subsidiary EniPower SpA and as to supplies provided by other companies to EniPower SpA. It emerged that illicit payments were made by EniPower SpA suppliers to a manager of EniPower SpA who was immediately fired. The Court served EniPower SpA (the commissioning entity) and Snamprogetti SpA, now Saipem SpA (contractor of engineering and procurement services), with notices of investigation pursuant to Legislative Decree No. 231/01. In August 2007, Eni was notified that the Public Prosecutor requested the dismissal of EniPower SpA and Snamprogetti SpA, while the proceeding continues against former employees of these companies and employees and managers of the suppliers pursuant to Legislative Decree No. 231/01. Eni SpA, EniPower SpA and Snamprogetti SpA presented themselves as plaintiffs. In September 2011, the Court of Milan found that nine persons were guilty for the above-mentioned crimes. In addition, they were sentenced jointly and severally to the payment of all damages to be assessed through a specific proceeding and to the reimbursement of the proceeding expenses incurred by the plaintiffs. The Court also resolved to dismiss all the criminal indictments for 7 employees, representing some companies involved as a result of the statute of limitations, while the trial ended with an acquittal of 15 defendants. In reference to the parts involved in the proceeding pursuant to Legislative Decree No. 231/01, the Court found that 7 companies are responsible for the administrative offenses ascribed to them, imposing a fine and the disgorgement of profit. The Court rejected the position as plaintiffs of the Eni Group companies, reversing the prior decision made by the Court. This decision may have been made based on a pronouncement made by a Third Instance Court that stated the illegitimacy of the constitution as plaintiffs against any legal entity, as indicted pursuant to Legislative Decree No. 231/01. The sentenced parties filed appeal against the above-mentioned decision. The Appeal Court issued a ruling that substantially confirmed the first-degree judgment except for the fact that it ascertained the statute of limitation with regard to certain defendants. The Third Instance Court successively annulled the judgment of the Second Instance Court ascribing the judgment to another section that, once more, confirmed the sentence of first instance, excepting the rulings of the previous appeal sentence not subject to annulment, including the statute of limitation. The grounds of the sentence have been filed confirming the motivations provided by the previous instance Courts. An appeal was filed at the Third Instance Court solely for the purposes of the civil proceeding. Following this ruling by the Court, the criminal proceedings can be considered concluded.

(ii) Eni Rewind SpA – Environmental disaster at Ferrandina. In January 2018, the Public Prosecutor of Matera commenced a criminal proceeding against a manager of the Eni subsidiary Eni Rewind based on allegations of unlawful handling of waste and environmental disaster as part of the reclaiming activities performed at an industrial site (Ferrandina/Pisticci in the south of Italy). The charge related to an alleged spillover of effluent in the subsoil and then in a nearby river due to a damaged pipe dedicated to the transportation of effluent to a disposal plant owned by a third party. At the preliminary hearing in October 2019, the Judge dismissed the case on the basis that the defendant did not commit any crime. The sentence has become final.

(iii) Algeria. On January 15, 2020, the second penal section of the Court of Appeal of Milan confirmed the first-degree acquittal sentence against the former Eni managers in relation to the disputes for the acquisition of the FCP by Eni, declaring the appeal proposed by the Public prosecutor inadmissible against the Company. On June 12, 2020, the General Prosecutor filed an appeal in Third Instance Court for the part of the proceeding relating to Saipem, not expressly challenging the heads and points of the judgment relating to the so-called "Eni affair - FCP". The Third Instance Court rejected the appeal pronounced against Saipem, its former managers and third party accused. In 2012, Eni contacted the US Department of Justice (DoJ) and the US SEC in order to voluntarily inform them about this matter and has kept them informed about the developments in the Italian Prosecutors’ investigations and proceedings. Following Eni’s notification, both the US SEC and the DoJ started their own investigations regarding this matter. Eni has furnished various information and documents, including the findings of its internal reviews, in response to formal and informal requests. The DoJ notified Eni that based on the information it currently possessed, closing its investigation of Eni in connection with Eni's and Saipem's businesses in Algeria without the filing of any charges, ordering the closure of the proceeding as communicated to the market on October 1, 2019. In April 2020 Eni, having informed SEC of the acquittal pronounced on appeal on January 15, 2020, however concluded the investigation by the US SEC on Algerian activities of Saipem SpA, with a transaction that does not involve the admission of responsibility. The agreement provided for the payment of USD 19,750,000, which represents Eni's part of the tax benefits obtained by Saipem in relation to the costs incurred by Saipem, which are non-deductible, in addition to a sum of compensation for interest equal to USD 4,750,000.

(iv) Eni Rewind SpA and Versalis SpA — Summon for alleged environmental damage caused by illegal waste disposal in the municipality of Melilli (Sicily). In May 2014, the Municipality of Melilli summoned Eni’s subsidiaries Eni Rewind and Versalis for the environmental damage allegedly caused by carrying out illegal waste disposal activities and unauthorized landfill. In particular, the plaintiff alleged Eni Rewind and Versalis were responsible because they produced the waste and commissioned the waste disposal. The plaintiff stated that this illegal handling of waste was part of certain criminal proceedings dating back to 2001-2003 which would have allegedly traced the hazardous waste materials back to the Priolo and Gela industrial sites that are managed by the above-mentioned Eni’s subsidiaries (in particular, the waste with high mercury concentration and railway sleepers no longer in use). Such waste was allegedly handled and disposed illegally at an unauthorized landfill owned by a third party. Two subsidiaries of Eni and a third-party waste company were claimed to be jointly and severally liable for damage amounting to €500 million. The third-party company executed waste disposal at the site. In June 2017, the Judge accepted all the defensive instances of Eni Rewind and Versalis, judging the requests of the Municipality to be inadmissible for lacking right to sue, also considering the requests to be unfounded or unproved, and ordered the Municipality to refund the expenses of the proceeding. In April 2018, the First Instance Judge rejected the counterclaim filed by the Municipality. In July 2020, the appeal to the Third Instance Court was held. The Judge confirmed the outcome of the previous degrees of judgment, only ordering the Company to pay the expenses of the proceeding that the Company promptly provided.

Assets under concession arrangements

Eni operates under concession arrangements mainly in the Exploration & Production segment and the Refining & Marketing business line. In the Exploration & Production segment, contractual clauses governing mineral concessions, licenses and exploration permits regulate the access of Eni to hydrocarbon reserves. Such clauses can differ in each country. In particular, mineral concessions, licenses and permits are granted by the legal owners and, generally, entered into with government entities, State oil companies and, in some legal contexts, private owners. Pursuant to the assignment of mineral concessions, Eni sustains all the operational risks and costs related to the exploration and development activities and it is entitled to the productions realized. In respect of the mining concessions received, Eni pays royalties in accordance with the tax legislation in force in the country and is required to pay the income taxes deriving from the exploitation of the concession. In production sharing agreement and service contracts, realized productions are defined based on contractual agreements with State oil companies, which hold the concessions. Such contractual agreements regulate the recovery of costs incurred for the exploration, development and operating activities (Cost Oil) and give entitlement to the own portion of the realized productions (Profit Oil). In the Refining & Marketing business line, several service stations and other auxiliary assets of the distribution service are located in the motorway areas and they are granted by the motorway concession operators following a public tender for the sub-concession of the supplying of oil products distribution service and other auxiliary services. In exchange for the granting of the services described above, Eni provides to the motorway companies fixed and variable royalties based on quantities sold. At the end of the concession period, all non-removable assets are transferred to the grantor of the concession for no consideration.

Environmental regulations

In the future, Eni will sustain significant expenses in relation to compliance with environmental, health and safety laws and regulations and for reclaiming, safety and remediation works of areas previously used for industrial production and dismantled sites. In particular, regarding the environmental risk, management does not currently expect any material adverse effect upon Eni’s Consolidated Financial Statements, taking account of ongoing remediation actions, existing insurance policies and the environmental risk provision accrued in the Consolidated Financial Statements. However, management believes that it is possible that Eni may incur material losses and liabilities in future years in connection with environmental matters due to: (i) the possibility of as yet unknown contamination; (ii) the results of ongoing surveys and other possible effects of statements required by Legislative Decree 152/2006; (iii) new developments in environmental regulation (i.e. Law No. 68/2015 on crimes against the environment and European Directive 2015/2193 on medium combustion plants); (iv) the effect of possible technological changes relating to future remediation; and (v) the possibility of litigation and the difficulty of determining Eni’s liability, if any, as against other potentially responsible parties with respect to such litigation and the possible insurance recoveries.

Emission trading

From 2013, the third phase of the European Union Emissions Trading Scheme (EU-ETS) came in force. The new phase marked a significant change in the method of awarding emission allowance from a no-consideration scheme based on historical emissions to allocation through auctioning. For the period 2013 – 2020, the award of free emission allowances is performed based on European benchmarks specific to each industrial segment, except for the thermoelectric sector that is not eligible for allocations for no consideration. This regulatory scheme implies for Eni’s plants subject to emission trading a lower assignment of emission permits compared to the emissions recorded in the relevant year and, consequently, the necessity of covering the amounts in excess by purchasing the relevant emission allowances on the open market. In 2020, the emissions of carbon dioxide from Eni’s plants were higher than the free allowances assigned to Eni. Against emissions of carbon dioxide amounting to approximately 17.32 million tonnes, Eni was awarded free emission allowances of 6.84 million tonnes, determining a deficit of 10.48 million tonnes. This deficit was entirely covered through the purchase of emission allowances in the open market.